FINANCIAL GUARANTY INSURANCE COMPANY

Interim Financial Statements

June 30, 2003

(Unaudited)

FINANCIAL GUARANTY INSURANCE COMPANY

Interim Financial Statements

June 30, 2003 and 2002

Table of Contents

Page

Balance Sheets as of June 30, 2003 (unaudited) and December 31, 2002

2

Statements of Income for the three and six months ended

June 30, 2003 and 2002 (unaudited)

3

Statements of Cash Flow for the six months ended June 30, 2003 and 2002 (unaudited)

4

Notes to Unaudited Interim Financial Statements

FINANCIAL GUARANTY INSURANCE COMPANY

Balance Sheets

June 30, 2003 and December 31, 2002

(Dollars in thousands)

Assets		June 30, 2003 (Unaudited)	December 31, 2002
Fixed maturity securities, available-for-sale, at fair value (amortized cost of $2,787,005 in 2003 and $2,714,016 in 2002)	$	2,915,097	2,795,382
Preferred stock, available-for-sale, at fair value (cost of $30,598 in 2003 and 2002)		31,675	30,090
Short-term investments, at cost, which approximates fair value		142,838	43,144
Cash		8,950	7,260
Accrued investment income		32,274	33,077
Receivable for securities sold		725	991
Reinsurance receivable		9,478	8,371
Deferred policy acquisition costs		77,552	71,350
Property, plant, and equipment, net of accumulated depreciation of $8,270 in 2003 and $8,266 in 2002		371	375
Prepaid reinsurance premiums		117,041	129,958
Prepaid expenses and other assets		5,672	7,799
Total assets	$	3,341,673	3,127,797
Liabilities and Stockholder's Equity			
Liabilities:			
Unearned premiums	$	740,253	683,532
Losses and loss adjustment expenses		52,177	47,868
Ceded reinsurance payable		3,946	2,239
Accounts payable and accrued expenses		5,455	11,858
Payable for securities purchased		14,145	5,333
Current Federal income taxes payable		90,461	97,477
Deferred Federal income taxes payable		107,197	90,595
Total liabilities		1,013,634	938,902
Stockholder's equity:			
Common stock, par value $1,500 per share at June 30, 2003 and 2002: authorized, issued, and outstanding 10,000 shares		15,000	15,000
Additional paid-in capital		383,511	383,511
Accumulated other comprehensive gain, net of tax		82,594	49,499
Retained earnings		1,846,934	1,740,885
Total stockholder's equity		2,328,039	2,188,895
Total liabilities and stockholder's equity	$	3,341,673	3,127,797

See accompanying notes to unaudited interim financial statements.

FINANCIAL GUARANTY INSURANCE COMPANY

Statements of Income

June 30, 2003 and 2002

(Dollars in thousands)

		Three months ended June 30,		Six months ended June 30,	
		2003	2002	2003	2002
		(Unaudited)		(Unaudited)	
Revenues:					
Gross premiums written	$	93,483	76,075	141,941	113,887
Ceded premiums written		3,962	(9,841)	4,025	(11,505)
Net premiums written		97,445	66,234	145,966	102,382
Increase in net unearned premiums		(55,043)	(30,209)	(69,638)	(39,779)
Net premiums earned		42,402	36,025	76,328	62,603
Net investment income		30,127	29,317	59,978	58,179
Net realized gains		404	22,802	30,382	30,432
Other income		57	440	57	4,927
Total revenues		72,990	88,584	166,745	156,141
Expenses:					
Losses and loss adjustment expenses		6,429	890	3,729	(4,069)
Policy acquisition cost deferred		(8,827)	(2,736)	(14,804)	(7,960)
Amortization of deferred policy acquisition costs		4,325	3,332	8,602	8,006
Other underwriting expenses		16,109	8,051	30,672	17,931
Total expenses		18,036	9,537	28,199	13,908
Income before provision for Federal income taxes		54,954	79,047	138,546	142,233
Provision for Federal income taxes		12,672	19,942	32,497	35,291
Net income	$	42,282	59,105	106,049	106,942

See accompanying notes to unaudited interim financial statements.

FINANCIAL GUARANTY INSURANCE COMPANY

Notes to Unaudited Interim Financial Statements

June 30, 2003 and 2002

 (1)

Basis of Presentation

The interim financial statements of Financial Guaranty Insurance Company (the “Company”) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the three and six months ended June 30, 2003 and 2002, (b) the financial position at June 30, 2003 and December 31, 2002, and (c) cash flow for the six months ended June 30, 2003 and 2002.

These interim financial statements should be read in conjunction with the financial statements and related notes included in the 2002 financial statements.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FINANCIAL GUARANTY INSURANCE COMPANY

Notes to Unaudited Interim Financial Statements

June 30, 2003 and 2002

(2)

Statutory Accounting Practices

The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices “prescribed or permitted” by the state insurance regulatory authorities. The Company’s statutory basis financial statements are prepared on the basis of accounting prescribed or permitted by the State of New York. A reconciliation of the Company’s net income and stockholder’s equity on a GAAP basis to the corresponding amounts on a statutory basis as of and for the six months ended June 30, 2003 and 2002 is as follows:

(3)

Dividends

Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

•

Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $72.5 million in 2002.

•

Dividends may not exceed the lesser of 10% of its surplus or 100% of adjusted net investment income, as defined therein, for the twelve-month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State Insurance Department.

The Company did not declare dividends during the first six months of 2003 and 2002, respectively. A dividend of $100 million was paid during the fourth quarter of 2002. During 2003, $97.8 million in

FINANCIAL GUARANTY INSURANCE COMPANY

Notes to Unaudited Interim Financial Statements

June 30, 2003 and 2002

dividends are available for payment without prior approval of the State of New York Insurance Department.

(4)

Income Taxes

The Company’s effective Federal corporate tax rate (23.5% and 24.8% for the six months ended June 2003 and 2002, and $23.1% and 25.2% for the three months ended June 30, 2003 and 2002, respectively) is less than the statutory corporate tax rate (35%) on income due to permanent differences between financial and taxable income, principally tax-exempt interest.

(5)

Reinsurance

Net premiums earned are shown net of ceded premiums earned $8.9 million and $12.1 million, respectively, for the six months ended June 2003 and 2002 and $4.0 and $6.7 for the three months ended June 30, 2003 and 2002, respectively.

(6)

Comprehensive Income

Comprehensive income encompasses all changes in stockholder’s equity (except those arising from transactions with the stockholder) and includes net income, net unrealized capital gains or losses on available-for-sale securities, net of taxes, and foreign currency translation adjustments, net of taxes. The following is a reconciliation of comprehensive income:

FINANCIAL GUARANTY INSURANCE COMPANY

Notes to Unaudited Interim Financial Statements

June 30, 2003 and 2002

(7)

Issued But Not Implemented Accounting Pronouncements

In January 2003, the FASB issued Financial Interpretation Number (FIN) 46, Consolidation of Variable Interest Entities (the “Interpretation”), which the Company will adopt on July 1, 2003. FIN 46’s consolidation criteria are based upon analysis of risks and rewards, not control, and represent a significant and complex modification of previous accounting principles. FIN 46 represents an accounting change not a change in the underlying economics associated with the transactions, which may be affected by the Interpretation. FIN 46 clarifies the consolidation criteria for certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 requires variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risk among parties involved. Variable interest entities that effectively disperse risks will not be consolidated. FIN 46 requires disclosures for entities that have either a primary or significant variable interest in a variable interest entity.

As a part of its structured finance business, the Company insures debt obligations or certificates issued by special purposes entities. At June 30, 2003, the Company had approximately $1.4 billion of gross principal outstanding related to insurance contracts issued to commercial paper conduits - variable interest entities under FIN 46 - which the Company does not believe will require consolidation but which will require disclosure. With respect to the remainder of the structured finance transactions insured, the Company is continuing to evaluate the transactions, but does not currently believe any such transactions will require consolidation or disclosure under FIN 46.